UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2009
HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 15, 2009, the Board of Directors of the Company approved an amendment to Article 4 of the Company’s Code of By-laws to add a new Section 4.17 to read as follows:
Section 4.17 Mandatory Classified Board Structure. The provisions of Indiana Code Section 23-1-33-6 (c) shall not apply to the Corporation.
The description of the foregoing amendment to the By-laws is qualified in its entirety by reference to the full text of the By-laws, as approved by the Board of Directors on July 15, 2009, a copy of which is filed as Exhibit 3.2 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Code of By-laws of Hillenbrand, Inc. (as adopted by the Board of Directors on July 15, 2009)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: July 17, 2009	BY:	/s/ John R. Zerkle
John R. Zerkle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Code of By-laws of Hillenbrand, Inc. (as adopted by the Board of Directors on July 15, 2009)

4